Exhibit 24.1

POWER OF ATTORNEY

(Keith D. Jackson)

I hereby appoint Donald A. Colvin, George H. Cave and William J. Nelson, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer (i.e., as principal executive officer) of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ KEITH D. JACKSON
Keith D. Jackson

POWER OF ATTORNEY

(Donald A. Colvin)

I hereby appoint William J. Nelson, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer and/or Treasurer (i.e., as both principal financial officer and principal accounting officer) of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ DONALD A. COLVIN
Donald A. Colvin

POWER OF ATTORNEY

(J. Daniel McCranie)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ J. DANIEL MCCRANIE
J. Daniel McCranie

POWER OF ATTORNEY

(Francis P. Barton)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ FRANCIS P. BARTON
Francis P. Barton

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Phillip D. Hester)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ PHILLIP D. HESTER
Phillip D. Hester

POWER OF ATTORNEY

(Daryl Ostrander)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ DARYL OSTRANDER
Daryl Ostrander

POWER OF ATTORNEY

(Robert H. Smith)

I hereby appoint Donald A. Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2009, and any amendments.

Dated: February 25, 2010

/S/ ROBERT H. SMITH
Robert H. Smith